                                                                    EXHIBIT 10.1


                                AMENDMENT NO. 4

          AMENDMENT NO. 4 dated as of December 31, 2001, between CHART INDUSTRIES, INC., a Delaware corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"); each of the
                                              --------
Subsidiaries of the Borrower identified under the caption "SUBSIDIARY BORROWERS" on the signature pages hereto (individually, a "Subsidiary Borrower" and,
                                                -------------------
collectively, the "Subsidiary Borrowers"); each of the Subsidiaries of the
                   --------------------
Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the
                               --------------------
"Subsidiary Guarantors" and, together with the Borrower and the Subsidiary
 ---------------------
Borrowers, the "Obligors"); each of the lenders that is a signatory hereto
                --------
(individually, a "Lender" and, collectively, the "Lenders"); JPMORGAN CHASE BANK
                  ------                          -------
(as successor to The Chase Manhattan Bank), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"); and NATIONAL CITY BANK, as Documentation Agent.
 --------------------

          The Borrower, the Subsidiary Borrowers, the Subsidiary Guarantors, each of the lenders that is a signatory thereto and the Administrative Agent are parties to a Credit Agreement dated as of April 12, 1999 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"),
                                                        ----------------
providing, subject to the terms and conditions thereof, for loans and other extensions of credit to be made by said lenders to the Borrower in an aggregate principal or face amount as specified therein. The Borrower, the Subsidiary Borrowers, the Subsidiary Guarantors, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

          Section 1.  Definitions.  Except as otherwise defined in this
                      -----------
Amendment No. 4, terms defined in the Credit Agreement are used herein as defined therein.

          Section 2.  Amendments.  Subject to the satisfaction of the conditions
                      ----------
precedent specified in Section 5, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

          2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

          2.02. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions (to the extent not already included in said
Section 1.01) and inserting the same in the appropriate alphabetical locations and by amending in their entirety the following definitions (to the extent already included in said Section 1.01), as follows:

          "Amendment No. 4 Effective Date" means the date on which Amendment No.
           ------------------------------
     4 dated as of December 31, 2001 to this Agreement shall become effective.

          "Applicable Margin" means, for any day, with respect to any ABR Loan
           -----------------
     (including any Swingline Loan) or Eurodollar Loan, as the case may be, of any Class the applicable rate per annum set forth below under the caption "ABR Spread" or "Eurodollar Spread" with respect to such Class, respectively, based upon the Leverage Ratio as of the most recent determination date:

    ======================================================================================================
                                                        Eurodollar
                                                        Spread for
     Leverage Ratio:                ABR Spread for       Revolving
     ---------------               Revolving Credit    Credit Loans                       Eurodollar
                                    Loans and Term       and Term     ABR Spread for    Spread for Term
                                       Loan A             Loan A       Term Loan B          Loan B
    ------------------------------------------------------------------------------------------------------
          Category 1
          ----------
                                       3.00%              4.00%           3.50%              4.50%
     Greater than 6.00 to 1
    ------------------------------------------------------------------------------------------------------
          Category 2
          ----------
                                       2.75%              3.75%           3.25%              4.25%
     Less than or equal to
     6.00 to 1 and greater
        than 5.50 to 1
    ------------------------------------------------------------------------------------------------------
          Category 3
          ----------
                                       2.50%              3.50%           3.00%              4.00%
     Less than or equal to
     5.50 to 1 and greater
        than 4.00 to 1
    ------------------------------------------------------------------------------------------------------
          Category 4
          ----------
                                       2.25%              3.25%           3.00%              4.00%
     Less than or equal to
     4.00 to 1 and greater
        than 3.50 to 1
    ------------------------------------------------------------------------------------------------------
          Category 5
          ----------
                                       2.00%              3.00%           3.00%              4.00%
     Less than or equal to
     3.50 to 1 and greater
        than 3.00 to 1
    ------------------------------------------------------------------------------------------------------
          Category 6
          ----------
                                       1.75%              2.75%           3.00%              4.00%
     Less than or equal to
            3.00
    ======================================================================================================

     For purposes of the foregoing, (a) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to
     Section 6.01(a) or (b) and (b) each change in the Applicable Margin resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date three Business Days after delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the
                                                           --------
     Leverage Ratio shall be deemed to be in Category 1 above (i) at any time from January 1, 2002 through and including March 15, 2002, (ii) at any time that an Event of Default has occurred and is continuing (and has not been waived in accordance with the terms of this Agreement) and (iii) if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 6.01(a) or (b) and/or the related compliance certificate, during the period from the expiration of the time for delivery thereof until such consolidated financial statements and compliance certificate are so delivered.

          Notwithstanding the foregoing, the Applicable Margin with respect to Incremental Revolving Credit Loans of any Series, shall be 3.25% for ABR Loans and 4.25% for Eurodollar Loans.

          "Interest Payment Date" means (a) with respect to any Syndicated ABR
           ---------------------
     Loan, the last Business Day of each calendar month, (b) with respect to any Eurodollar Loan, the last day of each Interest Period therefor and, in the case of any Interest Period that is more than one month long, each day prior to the last day of such Interest Period that occurs at intervals of one month after the first day of such Interest Period and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid.

          "Interest Period" means (a)  for any Borrowing (other than an ABR
           ---------------
     Borrowing), the Interest Period of the Loan or Loans constituting such Borrowing; and (b) for any Eurodollar Loan, the period commencing on the date of such Loan and (I) for any Interest Period which commenced prior to the Amendment No. 4 Effective Date, ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as specified in the applicable Borrowing Request or Interest Election Request and (II) for any Interest Period to commence on or subsequent to the Amendment No. 4 Effective Date, ending on the numerically corresponding day in the calendar month that is one month thereafter; provided that (i)
                                                             --------
     if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Loan initially shall be the date on which such Loan is made and thereafter shall be the effective date of the most recent conversion or continuation of such Loan.

          2.03. Clause (b)(i) of Section 2.04 of the Credit Agreement is hereby amended by deleting the reference therein to "$10,000,000" and replacing it with "$2,000,000".

          2.04. Clauses (a)(ii) and (a)(iii) of Section 2.09 of the Credit Agreement are hereby amended by deleting the reference therein to "December 31, 2001" and replacing it with "March 15, 2002".

          2.05. Section 6.01 of the Credit Agreement is hereby amended by relettering clauses (c) through (i) as clauses (d) through (j) and adding a new clause (c) as follows:

          "(c) within 30 days after the end of each month (except with respect to the month of December, within 45 days after the end of such month), the unaudited consolidated balance sheets, related statements of operations and related statements of cash flows of the Borrower and its Subsidiaries as of the end of and for such month and the then elapsed portion of the fiscal year, all certified by a Financial Officer of the Borrower as presenting fairly in all material respects the consolidated financial condition and results of operations of the Borrower and/or its Subsidiaries, as the case may be, in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;"

          2.06. Section 6.06 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "SECTION 6.06.  Books and Records; Inspection. The Borrower will, and
                          -----------------------------
     will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to permit, (i) any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers, employees and independent accountants, all at such reasonable times and as often as reasonably requested (which visits and inspections shall be at the Borrower's sole expense after the occurrence and during the continuance of any Default or in the case of any visit or inspection by the Administrative Agent and at the Lenders' sole expense at any other time) and (ii) upon the request of the Administrative Agent at any time and at the Borrower's sole expense, the Administrative Agent or any of its agents or representatives to engage an auditor to conduct a comprehensive field audit of its books, records, properties and assets; provided, however, that the Administrative Agent
                            --------  -------
     shall provide prior notice to the Borrower of the terms of such engagement."

          2.07. Section 7.01 of the Credit Agreement is hereby amended by (x) inserting the word "and" immediately after clause (b) thereof, (y) deleting the semi-colon immediately after clause (c) thereof and replacing it with a period and (z) deleting clauses (d) and (e) thereof in their entirety.

          2.08.  Section 7.03(b) of the Credit Agreement is hereby amended by
(x) deleting the word "and" after clause (iii) thereof, (y) renumbering clause
(iv) thereof as clause (v) and (z) adding a new clause (iv) to read in its entirety as follows:

          "(iv) the Disposition of assets of the Borrower associated with its dry wash business at fair market value and for a purchase price not to exceed $3,000,000; provided that (x) the Net Available Proceeds received by
                        --------
     the Borrower in connection with such Disposition are used to prepay the Loans to the extent required by Section 2.10(b)(v) and (y) any non-cash proceeds received by the Borrower in connection with such Disposition are pledged pursuant to the Security Agreement (with such changes to reflect such pledge as the Administrative Agent shall reasonably request) to the Administrative Agent for the benefit of the Lenders; and"

          2.09. Clause (b) of Section 10.02 of the Credit Agreement is hereby amended by (x) deleting the "or" after clause (v) thereof, (y) deleting the period after clause (vi) thereof and replacing it with a semi-colon and (z) adding new clauses (vii) and (viii) to read as follows:

          "(vii) increase the aggregate Commitments which are outstanding on the Amendment No. 4 Effective Date without the written consent of each Lender; or

          (viii) amend any provision of Section 7.01 without the written consent of each Lender."

     2.10. Clause (iii) of Section 10.03(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(iii) all out-of-pocket expenses incurred by the Administrative Agent, any Issuing Lender or any Lender, including the fees, charges and disbursements of (x) any counsel for the Administrative Agent, any Issuing Lender or any Lender and (y) any financial advisor engaged by the Administrative Agent on behalf of the Lenders, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Credit Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including in connection with any workout, restructuring or negotiations in respect thereof; provided, however, that the Administrative Agent shall
                      --------  -------
     provide prior notice to the Borrower of the terms of any engagement of a financial advisor, and"

          Section 3.  Waivers.  Subject to the satisfaction of the conditions
                      -------
specified in Section 5 below and the limitations set forth in Section 6 below, but with effect on and after the date hereof, each Obligor, each Lender and the Administrative Agent hereby agree that any Default that has occurred and is continuing on the date hereof or may hereafter arise as a result of the Borrower's failure to comply with the requirements of Section 7.09 of the Credit Agreement is hereby waived, provided that the foregoing waiver shall terminate
                            --------
and be of no further force or effect on or after 5:00 p.m., New York City time, on March 15, 2002.

          Section 4.  Representations and Warranties.  The Borrower represents
                      ------------------------------
and warrants to the Lenders that (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said
Article IV to "this Agreement" included reference to this Amendment No. 4 and
(b) immediately after giving effect to the waivers set forth in Section 3 above, no Default shall have occurred and be continuing.

          Section 5.  Conditions Precedent.  The amendments to the Credit
                      --------------------
Agreement set forth in Section 2 above and the waivers set forth in Section 3 above shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

          5.01.  Execution by All Parties.  This Amendment No. 4 shall have
                 ------------------------
     been executed and delivered by each of the Obligors, each of the Term Loan A Lenders, each of the

     Term Loan B Lenders and the Required Lenders (which may include such Term Loan A Lenders and Term Loan B Lenders).

          5.02.  Corporate Documents.  Delivery to the Administrative Agent of
                 -------------------
     certified copies of the charter and by-laws (or equivalent documents) of each Obligor and of all corporate authority for each Obligor (including board of director resolutions and evidence of the incumbency of officers for each Obligor) with respect to the execution, delivery and performance of this Amendment No. 4 and the Credit Agreement as amended hereby and extensions of credit under the Credit Agreement as amended hereby and each other document to be delivered by each Obligor from time to time in connection with the Credit Agreement as amended hereby (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from each Obligor to the contrary).

          5.03.  Opinion of Counsel to the Obligors.  A favorable written
                 ----------------------------------
     opinion (addressed to the Administrative Agent and the Lenders and dated as of a date acceptable to the Administrative Agent) of (i) Calfee, Halter & Griswold LLP, counsel for the Obligors, and (ii) such other counsel to one or more of the Obligors, in each case in form and substance satisfactory to the Administrative Agent covering such matters relating to the Obligors and this Amendment No. 4 as the Administrative Agent shall reasonably request (and each Obligor hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

          5.04.  Other Documents.  Such other documents as the Administrative
                 ---------------
     Agent or Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, may reasonably request.

          5.05.  Amendment Fee.  The Administrative Agent shall have received
                 -------------
     for the account of each Lender that consents to this Amendment No. 4 (evidenced by receipt by the Administrative Agent of an executed counterpart of this Amendment No. 4) by 5:00 p.m., New York City time, on December 31, 2001 an amendment fee in an amount equal to 0.25% of the sum of Revolving Credit Exposures and unused Revolving Credit Commitments, outstanding A Term Loans, outstanding B Term Loans and Incremental Revolving Credit Exposures and unused Incremental Revolving Credit Commitments, if any, of each Lender.

          Section 6.  Limited Waiver; Reservation of Rights.  Except as herein
                      -------------------------------------
provided, the Credit Agreement shall remain unchanged and in full force and effect; provided that except as expressly provided in Section 3 above, nothing
        --------
herein shall constitute a waiver of, or any agreement to provide a waiver of, any existing or future Default. Notwithstanding anything contained herein to the contrary, the Administrative Agent and the Lenders reserve all of its or their rights, powers, privileges and remedies under or in respect of the Credit Agreement and the other Credit Documents, at law, in equity or otherwise in connection with the obligations owing by the Obligors thereunder, and all collateral security and/or guarantees therefor, all of which are expressly reserved.

          Section 7.  Ratification of Obligations, Etc.  By its execution of
                      ---------------------------------
this Amendment No. 4, each of the Obligors (a) ratifies and reaffirms its obligations under the Credit Agreement (as modified by this Amendment No. 4) and the other Credit Documents to which it is a party in all respects, and confirms that each such agreement to which it is a party is valid and enforceable against such Obligor, (b) waives any defense, right of set-off or claim against the Administrative Agent, any Lender or their respective affiliates, directors, officers, employees, agents, attorneys and representatives to or arising under the Credit Agreement or the other Credit Documents and hereby releases the Administrative Agent, each Lender and their respective affiliates, directors, officers, employees, agents, attorneys and representatives from any liability thereunder or related thereto and (c) agrees that there are no oral agreements or understandings among such Obligor and the Administrative Agent or any Lender relating to this Amendment No. 4, the Credit Agreement or any other Credit Document.

          Section 8.  Miscellaneous. The Borrower shall pay all reasonable
                      -------------
expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, in connection with the preparation, negotiation, execution and delivery of this Amendment No. 4. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart. This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed by their respective authorized officers as of the day and year first above written.

                              CHART INDUSTRIES, INC.


                              By  /s/ Michael F. Biehl
                                -----------------------------
                                Name: Michael F. Biehl
                                Title: Chief Financial Officer


                      SUBSIDIARY BORROWERS
                      --------------------


                              CHART HEAT EXCHANGERS LIMITED


                              By  /s/ John T. Romain
                                -----------------------------
                                Name: John T. Romain
                                Title: Chief Accounting Officer


                              CHART-AUSTRALIA PTY, LTD.


                              By  /s/ John T. Romain
                                -----------------------------
                                Name: John T. Romain
                                Title: Chief Accounting Officer

                                 SUBSIDIARY GUARANTORS
                                 ---------------------

                              CHART HEAT EXCHANGERS LIMITED
                                PARTNERSHIP

                              By:  CHART MANAGEMENT COMPANY, INC.,
                                   as its sole general partner


                              By  /s/ John T. Romain
                                ----------------------------
                                Name: John T. Romain
                                Title: Assistant Treasurer

                              CHART INDUSTRIES FOREIGN SALES
                                CORPORATION


                              By  /s/ John T. Romain
                                ----------------------------
                                Name: John T. Romain
                                Title: Assistant Treasurer

                              CHART INTERNATIONAL INC.


                              By  /s/ John T. Romain
                                ----------------------------
                                Name: John T. Romain
                                Title: Assistant Treasurer

                              CHART MANAGEMENT COMPANY, INC.


                              By  /s/ John T. Romain
                                ----------------------------
                                Name: John T. Romain
                                Title: Assistant Treasurer

                              CHART LEASING, INC.


                              By  /s/ John T. Romain
                                ----------------------------
                                Name: John T. Romain
                                Title: Assistant Treasurer


                              CHART, INC.

                              By  /s/ John T. Romain
                                ----------------------------
                                Name: John T. Romain
                                Title: Assistant Treasurer


                              CHART INTERNATIONAL HOLDINGS, INC.


                              By  /s/ John T. Romain
                                ----------------------------
                                Name: John T. Romain
                                Title: Assistant Treasurer


                              CHART ASIA, INC.


                              By  /s/ John T. Romain
                                ----------------------------
                                Name: John T. Romain
                                Title: Assistant Treasurer


                              CAIRE INC.


                              By  /s/ John T. Romain
                                ----------------------------
                                Name: John T. Romain
                                Title: Assistant Treasurer

                              GREENVILLE TUBE, LLC

                              By  /s/ John T. Romain
                                ----------------------------
                                Name: John T. Romain
                                Title: Assistant Treasurer

                              COOLTEL, INC.

                              By  /s/ John T. Romain
                                ----------------------------
                                Name: John T. Romain
                                Title: Assistant Treasurer

                              NEXGEN FUELING, INC.

                              By  /s/ John T. Romain
                                ----------------------------
                                Name: John T. Romain
                                Title: Assistant Treasurer

                              LENDERS
                              -------

                              JPMORGAN CHASE BANK,
                              individually and as Administrative Agent


                              By  /s/ Henry W. Centa
                                ----------------------------
                                Name: Henry W. Centa
                                 Title: Vice President

                              NATIONAL CITY BANK


                              By  /s/ Anthony J. DiMare
                                ----------------------------
                                Name: Anthony J. DiMare
                                Title: Senior Vice President


                              BANK ONE, MICHIGAN


                              By  /s/ Christer D. Lucander
                                ----------------------------
                                Name: Christer D. Lucander
                                Title: First Vice President


                              VAN KAMPEN PRIME RATE INCOME TRUST
                              By: Van Kampen Advisory Investment Corp.


                              By  /s/ Ernest V. Hodge
                                ----------------------------
                                Name: Ernest V. Hodge
                                Title: Vice President


                              SENIOR DEBT PORTFOLIO

                              By: Boston Management and Research,
                                  as Investment Advisor


                              By  /s/ Payson F. Swaffield
                                ----------------------------
                                Name: Payson F. Swaffield
                                Title: Vice President

                              U.S. BANK NATIONAL ASSOCIATION


                              By  /s/ Stephen H. Smith
                                ------------------------------
                                Name: Stephen H. Smith
                                Title: Vice President


                              UNION BANK OF CALIFORNIA, N.A.


                              By  /s/ Hagop V. Jazmadarian
                                ------------------------------
                                Name: Hagop V. Jazmadarian
                                Title: Vice President


                              FLEET NATIONAL BANK


                              By  Peter M. Anzivino
                                ------------------------------
                                Name: Peter M. Anzivino
                                Title: Vice President


                              GENERAL ELECTRIC CAPITAL CORPORATION


                              By  /s/ Gregory L. Hong
                                ------------------------------
                                Name: Gregory L. Hong
                                Title: Duly Authorized Signatory


                              HARRIS TRUST AND SAVINGS BANK


                              By  /s/ Sarah U. Johnston
                                ------------------------------
                                Name: Sarah U. Johnston
                                Title: Vice President

                              THE HUNTINGTON NATIONAL BANK


                              By  /s/ Stan Sarwer
                                ----------------------------------------
                                Name: Stan Sarwer
                                Title: Vice President


                              ENDEAVOUR, LLC


                              By  /s/ Kenneth W. Schlemmel
                                ----------------------------------------
                                Name: Kenneth W. Schlemmel
                                Title: Senior Managing Director


                              CITIZENS BANK OF MASSACHUSETTS


                              By  /s/ Christopher G. Daniel
                                ----------------------------------------
                                Name: Christopher G. Daniel
                                   Title: Vice President


                              BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.


                              By  /s/ Sheila Maher     Clifford L. Wells
                                ------------------     -----------------
                                Name: Sheila Maher     Clifford L. Wells
                                Title: Vice President  Senior Vice President


                              FIRST MERIT BANK N.A.


                              By  /s/ John F. Neumann
                                ----------------------------------------
                                Name: John F. Neumann
                                   Title: Senior Vice President

                              KEYBANK NATIONAL ASSOCIATION


                              By  /s/ Nadine M. Eames
                                -----------------------------
                                Name: Nadine M. Eames
                                Title: Vice President


                              KZH RIVERSIDE LLC


                              By  /s/ Susan Lee
                                -----------------------------
                                Name: Susan Lee
                                Title: Authorized Agent


                              KZH STERLING LLC


                              By  /s/ Susan Lee
                                -----------------------------
                                Name: Susan Lee
                                Title: Authorized Agent


                              KZH CYPRESSTREE - 1 LLC


                              By  /s/ Susan Lee
                                -----------------------------
                                Name: Susan Lee
                                Title: Authorized Agent